                                                                    EXHIBIT 99.3

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                               ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC3

                                  [SURF LOGO]

                          LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                               SEPTEMBER 7, 2004

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance               $354,906,328
Aggregate Original Principal Balance                  $355,747,998
Number of Mortgage Loans                                     2,551

                                   MINIMUM     MAXIMUM         AVERAGE (1)
                                   -------     -------         -----------
Original Principal Balance         $12,980    $420,000          $139,454
Outstanding Principal Balance      $12,912    $418,615          $139,124

                                               MINIMUM    MAXIMUM    WEIGHTED AVERAGE (2)
                                               -------    -------    --------------------
Original Term (mos)                               180        360             353
Stated remaining Term (mos)                       173        358             349
Loan Age (mos)                                      2         10               4
Current Interest Rate                           4.100%    13.500%          6.812%
Initial Interest Rate Cap (3)                   1.000%     3.000%          2.913%
Periodic Rate Cap (3)                           1.000%     1.500%          1.127%
Gross Margin (3)                                3.250%    10.250%          6.236%
Maximum Mortgage Rate (3)                      10.100%    18.900%         12.979%
Minimum Mortgage Rate (3)                       3.875%    10.500%          6.606%
Months to Roll (3)                                 14         34              22
Original Loan-to-Value                           7.17%    100.00%          82.76%
Credit Score (4)                                  501        814             629

                                   EARLIEST          LATEST
                                   --------          ------
Maturity Date                      02/01/19         07/01/34

                              PERCENT OF
                             MORTGAGE POOL
                             -------------
LIEN POSITION
1st Lien                         97.04%
2nd Lien                          2.96

OCCUPANCY
Primary                          95.31%
Second Home                       1.05
Investment                        3.64

LOAN TYPE
Fixed Rate                       19.99%
ARM                              80.01

AMORTIZATION TYPE
Fully Amortizing                 80.62%
Interest-Only                    17.24
Balloon                           2.47

YEAR OF ORIGINATION
2003                              0.41%
2004                             99.59

LOAN PURPOSE
Purchase                         39.40%
Refinance - Rate/Term             3.02
Refinance - Cashout              54.58

PROPERTY TYPE
Single Family                    76.99%
Rowhouse                          0.05
Townhouse                         0.74
Condominium                       4.13
Two- to Four-Family               3.87
Planned Unit Development         14.17
Manufactured Housing              0.04

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                              NUMBER OF         BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS     OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
  5.500% or less                 159         $ 28,869,208       8.13%     5.255%     668       $181,567       78.38%      84.13%
  5.501% to 6.000%               372           65,193,598      18.37      5.835      650        175,252       80.03       74.30
  6.001% to 6.500%               434           72,647,244      20.47      6.310      636        167,390       80.80       61.69
  6.501% to 7.000%               490           79,025,748      22.27      6.811      617        161,277       83.51       62.97
  7.001% to 7.500%               273           37,908,695      10.68      7.299      611        138,860       83.72       59.99
  7.501% to 8.000%               233           29,321,547       8.26      7.788      607        125,844       84.86       57.79
  8.001% to 8.500%               137           13,832,135       3.90      8.326      606        100,964       85.94       70.13
  8.501% to 9.000%               120           11,675,155       3.29      8.780      593         97,293       87.20       65.74
  9.001% to 9.500%                92            6,064,541       1.71      9.349      603         65,919       91.58       70.22
  9.501% to 10.000%               68            3,880,145       1.09      9.822      617         57,061       91.42       53.77
  10.001% to 10.500%              45            1,956,660       0.55     10.340      641         43,481       97.60       30.85
  10.501% to 11.000%              62            2,250,620       0.63     10.853      652         36,300       99.93       36.58
  11.001% to 11.500%              29            1,075,504       0.30     11.317      649         37,086       99.78       47.50
  11.501% to 12.000%              23              732,726       0.21     11.890      638         31,858       99.71       44.81
  12.001% to 12.500%               8              264,297       0.07     12.279      636         33,037      100.00       52.96
  12.501% to 13.000%               4              139,931       0.04     12.764      650         34,983      100.00       28.85
  13.001% to 13.500%               2               68,572       0.02     13.492      617         34,286      100.00       81.17
  TOTAL:                       2,551         $354,906,328     100.00%     6.812%     629       $139,124       82.76%      65.71%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.100% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.812% per annum.

REMAINING MONTHS TO STATED MATURITY

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
    RANGE OF                                   PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
 REMAINING MONTHS             NUMBER OF         BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
TO STATED MATURITY         MORTGAGE LOANS     OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
   169 to 180                    293         $ 11,972,182       3.37%     9.808%     650       $ 40,861       96.21%      51.69%
   229 to 240                     22            1,722,438       0.49      8.054      625         78,293       79.81       76.84
   277 to 288                      1              265,636       0.07      6.850      681        265,636       90.00      100.00
   289 to 300                      1              231,304       0.07      5.760      720        231,304       77.33      100.00
   349 to 360                   2234          340,714,767      96.00      6.702      628        152,513       82.30       66.10
   TOTAL:                      2,551         $354,906,328     100.00%     6.812      629       $139,124       82.76%      65.71%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 349 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE     NUMBER OF        BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
$50,000 or less                  305         $ 10,680,251       3.01%     9.738%     641       $ 35,017       93.17%       54.11%
$50,001 to $100,000              562           43,435,793      12.24      7.549      622         77,288       82.85        72.30
$100,001 to $150,000             699           86,766,291      24.45      6.807      629        124,129       82.18        69.93
$150,001 to $200,000             479           82,869,028      23.35      6.688      622        173,004       81.65        68.05
$200,001 to $250,000             243           54,773,138      15.43      6.526      627        225,404       82.77        61.68
$250,001 to $300,000             164           44,599,441      12.57      6.337      638        271,948       83.18        59.59
$300,001 to $350,000              94           29,821,560       8.40      6.317      639        317,251       82.90        59.64
$350,001 to $400,000               4            1,542,212       0.43      6.687      666        385,553       86.26        25.52
$400,001 to $450,000               1              418,615       0.12      5.500      619        418,615       80.00       100.00
TOTAL:                         2,551         $354,906,328     100.00%     6.812%     629       $139,124       82.76%       65.71%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,912 to approximately $418,615 and the average outstanding principal balance of the Mortgage Loans was approximately $139,124.

PRODUCT TYPES

                                               AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                              NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL       FULL
PRODUCT TYPES               MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
Balloon Loans                    234         $  8,759,205       2.47%    10.334%     658       $ 37,433        99.87%      47.57%
15 to 19 Year Fixed Loans         59            3,212,977       0.91      8.374      629         54,457        86.23       62.93
20 to 24 Year Fixed Loans         22            1,722,438       0.49      8.054      625         78,293        79.81       76.84
25 to 29 Year Fixed Loans          2              496,940       0.14      6.343      699        248,470        84.10      100.00
30 Year Fixed Loans              395           56,759,501      15.99      6.878      648        143,695        81.18       75.92
2/28 LIBOR ARM Loans           1,579          241,349,523      68.00      6.704      624        152,850        82.80       65.12
3/27 LIBOR ARM Loans             260           42,605,743      12.00      6.456      624        163,868        80.96       58.56
TOTAL:                         2,551         $354,906,328     100.00%     6.812%     629       $139,124        82.76%      65.71%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
STATE DISTRIBUTIONS           NUMBER OF         BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
OF MORTGAGED PROPERTIES     MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
Alabama                           40         $  3,746,032       1.06%     7.740%     619       $ 93,651        88.23%      84.76%
Arizona                           80            9,781,274       2.76      6.625      646        122,266        83.70       60.73
Arkansas                          27            2,545,096       0.72      7.294      642         94,263        88.84       58.15
California                       429           84,342,613      23.76      6.330      635        196,603        80.66       58.40
Colorado                          60            8,812,960       2.48      6.637      643        146,883        84.19       56.25
Connecticut                       37            5,916,933       1.67      7.009      616        159,917        83.34       77.65
Delaware                           2              393,241       0.11      5.331      758        196,620        80.00      100.00
District of Columbia               5              704,535       0.20      7.393      582        140,907        76.63      100.00
Florida                          272           33,805,108       9.53      6.959      621        124,283        82.57       63.29
Georgia                          157           18,549,126       5.23      7.183      615        118,147        83.85       73.96
Idaho                              1               42,908       0.01      7.750      503         42,908        52.38      100.00
Illinois                         102           15,650,149       4.41      6.869      634        153,433        83.58       54.75
Indiana                           64            6,763,079       1.91      7.125      616        105,673        86.35       81.07
Iowa                               6              348,640       0.10      7.861      698         58,107        84.02       42.22
Kansas                            22            2,211,473       0.62      7.314      643        100,522        85.20       60.60
Kentucky                          23            1,972,361       0.56      7.189      629         85,755        84.52       85.81
Louisiana                         16            1,463,155       0.41      7.371      630         91,447        87.66       60.55
Maine                              9            1,132,810       0.32      7.551      598        125,868        81.14       90.26
Maryland                          71           12,798,249       3.61      6.668      613        180,257        81.09       82.99
Massachusetts                     36            6,914,767       1.95      6.738      610        192,077        83.64       76.15
Michigan                          90            9,769,183       2.75      7.335      619        108,546        84.67       53.60
Minnesota                         79           11,437,195       3.22      6.608      636        144,775        83.82       72.11
Mississippi                       11              984,781       0.28      7.206      618         89,526        88.54       72.49
Missouri                          50            5,433,986       1.53      7.289      625        108,680        84.79       62.94
Montana                            2              287,430       0.08      6.073      655        143,715        80.00      100.00
Nebraska                          10            1,021,677       0.29      6.799      659        102,168        83.84       89.56
Nevada                            51            8,510,896       2.40      6.855      653        166,880        84.69       49.18
New Hampshire                      8            1,325,870       0.37      6.530      603        165,734        79.21       65.38
New Jersey                        24            4,705,993       1.33      7.345      580        196,083        79.54       73.66
New Mexico                         3              741,120       0.21      6.218      615        247,040        83.87       55.12
New York                          35            5,831,482       1.64      6.733      630        166,614        75.66       67.42
North Carolina                    63            7,610,628       2.14      7.130      632        120,804        84.71       78.67
Ohio                              62            6,678,982       1.88      7.079      633        107,726        84.41       72.84
Oklahoma                           6              425,699       0.12      7.741      611         70,950        85.41       69.78
Oregon                            37            4,525,964       1.28      6.691      636        122,323        85.63       67.88
Pennsylvania                      72            9,407,524       2.65      6.922      621        130,660        84.34       74.94
Rhode Island                      19            3,265,139       0.92      6.471      609        171,849        75.81       60.19
South Carolina                    59            6,011,746       1.69      7.518      610        101,894        81.84       82.67
South Dakota                       1              279,750       0.08      6.600      594        279,750        85.00        0.00
Tennessee                         45            4,376,723       1.23      7.834      616         97,261        89.37       81.53
Texas                            149           13,783,242       3.88      7.197      651         92,505        82.88       45.54
Utah                              14            1,933,317       0.54      6.415      661        138,094        80.88       81.77
Vermont                            1              269,227       0.08      6.250      623        269,227        90.00      100.00
Virginia                          84           13,534,594       3.81      6.832      610        161,126        82.15       76.56
Washington                        65            8,886,171       2.50      6.498      646        136,710        84.26       69.22
West Virginia                     12            1,126,051       0.32      7.398      601         93,838        78.26       79.18
Wisconsin                         39            4,775,252       1.35      6.740      641        122,442        85.23       74.26
Wyoming                            1               72,196       0.02      7.850      635         72,196        90.00        0.00
TOTAL:                         2,551         $354,906,328     100.00%     6.812%     629       $139,124        82.76%      65.71%

(1) No more than approximately 0.39% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
  RANGE OF ORIGINAL            NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL       FULL
LOAN-TO-VALUE RATIOS        MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
    50.00% or less                38         $  3,969,420       1.12%     6.526%     603       $104,458        39.11%      57.24%
  50.01% to 55.00%                21            2,470,742       0.70      6.917      608        117,654        52.90       58.17
  55.01% to 60.00%                31            4,136,930       1.17      6.662      605        133,449        58.04       51.22
  60.01% to 65.00%                36            5,487,886       1.55      6.611      623        152,441        62.92       67.94
  65.01% to 70.00%                92           13,229,061       3.73      6.694      605        143,794        68.04       55.05
  70.01% to 75.00%               156           22,566,297       6.36      6.725      599        144,656        73.65       68.39
  75.01% to 80.00%               868          133,702,373      37.67      6.278      646        154,035        79.73       60.92
  80.01% to 85.00%               273           43,828,979      12.35      6.846      601        160,546        84.34       69.63
  85.01% to 90.00%               528           83,047,546      23.40      7.036      622        157,287        89.65       68.12
  90.01% to 95.00%               145           20,901,999       5.89      7.437      633        144,152        94.80       78.97
 95.01% to 100.00%               363           21,565,094       6.08      8.877      658         59,408        99.95       73.71
 TOTAL:                        2,551         $354,906,328     100.00%     6.812%     629       $139,124        82.76%      65.71%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 7.17% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.96% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.84%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.01%.

LOAN PURPOSE

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                               NUMBER OF        BALANCE       MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
LOAN PURPOSE                MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
Refinance - Cashout            1,243         $193,696,501      54.58%     6.769%     614       $155,830        81.66%      70.43%
Purchase                       1,152          139,835,289      39.40      6.855      650        121,385        84.31       58.11
Refinance - Rate/Term            156           21,374,538       6.02      6.929      617        137,016        82.62       72.72
TOTAL:                         2,551         $354,906,328     100.00%     6.812%     629       $139,124        82.76%      65.71%

PROPERTY TYPE

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                               NUMBER OF        BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
PROPERTY TYPE               MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
Single Family                  1,997         $273,251,155      76.99%     6.814%     627       $136,831      83.10%        67.26%
Rowhouse                           1              179,204       0.05      6.475      658        179,204      88.24        100.00
Townhouse                         23            2,642,832       0.74      6.922      640        114,906      85.93         74.56
Condominium                      114           14,674,222       4.13      6.932      639        128,721      83.21         50.68
Two- to Four-Family               82           13,719,886       3.87      6.949      635        167,316      76.13         57.60
Manufactured Housing               2              154,873       0.04      7.086      631         77,436      75.67        100.00
Planned Unit Development         332           50,284,156      14.17      6.727      635        151,458      82.43         63.18
TOTAL:                         2,551         $354,906,328     100.00%     6.812%     629       $139,124      82.76%        65.71%

DOCUMENTATION

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                               NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
DOCUMENTATION               MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
Full Documentation             1,686         $233,216,053      65.71%     6.709%     621       $138,325        83.40%     100.00%
Stated Documentation             824          114,258,840      32.19      7.044      645        138,664        81.32        0.00
Lite Documentation                41            7,431,434       2.09      6.504      633        181,254        84.86        0.00
TOTAL:                         2,551         $354,906,328     100.00%     6.812%     629       $139,124        82.76%      65.71%

OCCUPANCY

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                               NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
OCCUPANCY                   MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
Primary                        2,396         $338,269,640      95.31%     6.786%     628       $141,181        82.83%      65.54%
Investment                       125           12,920,972       3.64      7.309      657        103,368        80.74       72.82
Second Home                       30            3,715,716       1.05      7.514      612        123,857        83.34       56.25
TOTAL:                         2,551         $354,906,328     100.00%     6.812%     629       $139,124        82.76%      65.71%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
MORTGAGE LOANS AGE             NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
     SUMMARY                MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
        2                           71       $ 10,445,456       2.94%     6.736%     628       $147,119        85.01%      76.52%
        3                        1,024        147,024,110      41.43      6.834      627        143,578        83.09       71.69
        4                          948        132,124,230      37.23      6.707      629        139,372        82.20       63.72
        5                          362         46,171,969      13.01      6.925      630        127,547        83.33       53.84
        6                          116         15,010,422       4.23      7.065      638        129,400        81.94       51.08
        7                           19          2,512,127       0.71      7.181      600        132,217        78.10       75.94
        8                            9          1,287,817       0.36      8.072      618        143,091        82.56       67.03
        9                            1            121,904       0.03      6.850      543        121,904        84.66      100.00
       10                            1            208,293       0.06      6.990      528        208,293        80.00      100.00
       TOTAL:                    2,551       $354,906,328     100.00%     6.812%     629       $139,124        82.76%      65.71%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
ORIGINAL PREPAYMENT            NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
   PENALTY TERM             MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
None                              379        $ 39,706,765      11.19%     7.459%     625      $   104,767     84.51%       65.43%
6 Months                            4             559,884       0.16      6.878      607          139,971     83.24        74.80
12 Months                          94          16,161,083       4.55      6.755      631          171,926     82.49        69.70
13 Months                           9           2,047,748       0.58      5.932      672          227,528     84.64        50.13
24 Months                       1,426         205,595,699      57.93      6.741      625          144,177     83.10        64.71
30 Months                           1             324,259       0.09      5.990      758          324,259     80.00       100.00
36 Months                         638          90,510,889      25.50      6.724      638          141,867     81.24        67.56
TOTAL:                          2,551        $354,906,328     100.00%     6.812%     629      $   139,124     82.76%       65.71%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

CREDIT SCORES

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                               NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
RANGE OF CREDIT SCORES      MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
     Not Available                 1         $     50,874       0.01%     7.000%       0      $    50,874     51.00%      100.00%
     501 to 525                   29            4,148,760       1.17      7.540      518          143,061     72.40        82.91
     526 to 550                  174           23,972,503       6.75      7.294      541          137,773     77.34        85.08
     551 to 575                  250           35,346,228       9.96      7.236      564          141,385     80.31        80.90
     576 to 600                  291           42,143,642      11.87      7.149      588          144,824     83.80        69.44
     601 to 625                  504           70,027,328      19.73      6.816      613          138,943     84.22        74.02
     626 to 650                  468           63,178,035      17.80      6.732      638          134,996     83.77        59.67
     651 to 675                  384           53,616,409      15.11      6.535      662          139,626     83.77        54.47
     676 to 700                  202           26,908,414       7.58      6.515      686          133,210     83.62        50.73
     701 to 725                  114           15,691,483       4.42      6.399      712          137,645     83.12        45.85
     726 to 750                   68            9,288,227       2.62      6.536      735          136,592     81.78        50.22
     751 to 775                   39            6,269,592       1.77      6.290      762          160,759     82.03        71.33
     776 to 800                   22            3,500,649       0.99      5.931      785          159,120     80.52        69.42
     801 to 825                    5              764,184       0.22      5.947      805          152,837     69.98        42.39
     TOTAL:                    2,551         $354,906,328     100.00%     6.812%     629      $   139,124     82.76%       65.71%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 629.

CREDIT GRADE

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                               NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
CREDIT GRADE                MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
  A+                             1,294       $177,637,656      50.05%     6.555%     669      $   137,278     83.63%       55.34%
  A                                580         81,142,238      22.86       6.92      607          139,900     84.30        71.34
  A-                               268         40,131,248      11.31       7.07      593          149,743     82.91        76.52
  B                                258         34,698,135       9.78      7.279      564          134,489     79.35        79.89
  C                                100         14,248,821       4.01      7.318      540          142,488     76.33        87.39
  C-                                51          7,048,230       1.99       7.28      545          138,201     72.16        87.08
  TOTAL:                         2,551       $354,906,328     100.00%     6.812%     629      $   139,124     82.76%       65.71%

MARGINS

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                               NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
 RANGE OF MARGINS           MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
3.001% to 3.500%                    2        $    447,433       0.16%      4.322%    675      $   223,716     80.00%      100.00%
3.501% to 4.000%                   20           4,238,364       1.49       4.985     674          211,918     79.58        92.76
4.001% to 4.500%                   51          10,415,651       3.67       5.402     660          204,228     78.34        79.84
4.501% to 5.000%                  116          22,255,573       7.84       5.690     646          191,858     79.45        69.37
5.001% to 5.500%                  210          35,721,185      12.58       5.877     642          170,101     81.20        70.28
5.501% to 6.000%                  357          58,420,973      20.57       6.213     630          163,644     81.70        68.50
6.001% to 6.500%                  334          54,642,941      19.24       6.658     617          163,602     82.47        60.27
6.501% to 7.000%                  268          40,366,404      14.22       7.062     612          150,621     83.04        53.84
7.001% to 7.500%                  175          23,798,476       8.38       7.550     607          135,991     85.27        57.47
7.501% to 8.000%                  120          14,213,943       5.01       8.018     607          118,450     86.03        56.50
8.001% to 8.500%                   96          10,121,052       3.56       8.514     598          105,428     86.80        66.66
8.501% to 9.000%                   50           5,549,367       1.95       8.916     583          110,987     87.58        59.73
9.001% to 9.500%                   34           3,279,291       1.15       9.460     572           96,450     86.91        66.68
9.501% to 10.000%                   5             392,659       0.14       9.978     574           78,532     86.79        60.05
10.001% to 10.500%                  1              91,956       0.03      10.500     607           91,956     95.00         0.00
TOTAL:                          1,839        $283,955,267     100.00%      6.666%    624      $   154,407     82.53%       64.14%


As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.236% per annum.

MAXIMUM MORTGAGE RATES

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
 RANGE OF MAXIMUM             NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
  MORTGAGE RATES            MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
11.500% or less                    86        $ 14,632,390       5.15%     5.274%      667     $   170,144     78.67%       83.53%
11.501% to 12.000%                240          41,321,120      14.55      5.757       639         172,171     80.02        78.71
12.001% to 12.500%                294          49,738,085      17.52      6.110       630         169,177     80.69        69.36
12.501% to 13.000%                373          63,407,312      22.33      6.557       619         169,993     83.17        62.22
13.001% to 13.500%                261          39,498,099      13.91      6.824       621         151,334     83.03        57.79
13.501% to 14.000%                230          34,010,671      11.98      7.304       612         147,872     84.75        55.47
14.001% to 14.500%                156          18,864,481       6.64      7.814       613         120,926     84.12        52.27
14.501% to 15.000%                113          13,128,288       4.62      8.301       601         116,180     85.45        48.43
15.001% to 15.500%                 44           4,877,944       1.72      8.900       593         110,862     88.94        53.88
15.501% to 16.000%                 32           3,516,380       1.24      9.127       583         109,887     85.53        63.32
16.001% to 16.500%                  7             584,457       0.21      9.531       578          83,494     89.27        69.26
17.001% to 17.500%                  2             129,066       0.05     10.500       620          64,533     90.69         0.00
18.501% to 19.000%                  1             246,975       0.09      5.950       601         246,975     79.99       100.00
TOTAL:                          1,839        $283,955,267     100.00%     6.666%      624     $   154,407     82.53%       64.14%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.100% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.979% per annum.

NEXT RATE ADJUSTMENT DATE

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                              NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
NEXT RATE ADJUSTMENT DATE   MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
      November 2005                1         $    208,293       0.07%     6.990%     528      $   208,293     80.00%      100.00%
      December 2005                1              121,904       0.04      6.850      543          121,904     84.66       100.00
      January 2006                 7              938,778       0.33      8.445      614          134,111     81.76        54.77
      February 2006               14            2,221,675       0.78      7.012      600          158,691     79.47        77.48
      March 2006                  86           11,717,137       4.13      6.975      639          136,246     83.19        50.69
      April 2006                 225           32,621,419      11.49      6.810      632          144,984     83.30        50.82
      May 2006                   567           88,581,891      31.20      6.562      626          156,229     81.72        61.98
      June 2006                  639           99,280,335      34.96      6.754      618          155,368     83.45        72.50
      July 2006                   38            5,474,091       1.93      6.453      630          144,055     86.41        91.59
      October 2006                 1              184,000       0.06      6.050      601          184,000     80.00       100.00
      February 2007                2              161,729       0.06      7.520      546           80,864     61.16       100.00
      March 2007                   7            1,146,429       0.40      6.638      585          163,776     67.01        46.75
      April 2007                  45            7,529,509       2.65      6.593      612          167,322     81.85        48.46
      May 2007                    93           14,616,058       5.15      6.354      635          157,162     82.90        57.13
      June 2007                   97           16,258,056       5.73      6.372      628          167,609     79.79        66.84
      July 2007                   16            2,893,962       1.02      6.948      597          180,873     82.02        47.92
      TOTAL:                   1,839         $283,955,267     100.00%     6.666%     624      $   154,407     82.53%       64.14%